CENTURY CASINOS Financial Results Q1 2018 Century Casinos 1

Forward-Looking Statements, Business Environment and Risk Factors This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made.  Forward-looking statements in this presentation include statements regarding future results of operations, operating efficiencies, synergies and operational performance, the prospects for and timing and costs of new projects, projects in development and other opportunities, including the Century Mile, Saw Close Casino Ltd. (“SCCL”), Bermuda and Vietnam projects, debt repayment, investments in joint ventures, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, and plans for our casinos and our Company. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”) and our subsequent periodic and current reports filed with the SEC. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Century Casinos 2

Forward-Looking Statements, Business Environment and Risk Factors continued In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars, the term “PLN” refers to Polish zloty and the term “GBP” refers to the British pound. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Amounts presented are rounded. As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation. The names of the Company’s subsidiaries and certain operating segments are abbreviated on certain of the following slides. See Appendix A for a list of the subsidiaries and their abbreviations. Century Casinos 3

Q1 2018 Net Operating Revenue by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Operating Segment Canada 36% United States 19% Poland 43% Ships & Other 2% CRA 13% CSA 5% CAL 6% CDR 11% CBS 1% CMR 0% CTL 11% CRC 8% CPL 43% SCCL 0% Ships & Other 2% Century Casinos 4

Q1 2018 Earnings from Operations by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Operating Segment Canada 65% United States 21% Poland 19% Ships & Other-5% CRA 29% CSA 9% CAL 3% CDR 29% CBS 0% CMR -5% CTL 10% CRC 11% CPL 19% SCCL -6% Ships & Other 1% Century Casinos 5

Q1 2018 Net Income Attributable to Century Casinos, Inc. Shareholders by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Operating Segment Canada 66% United States 29% Poland 17% Ships & Other-12% CRA 39% CSA 6% CAL 4% CDR 21% CBS 0% CMR -4% CTL 14% CRC 15% CPL 17% SCCL -13% Ships & Other 1% Century Casinos 6

Q1 2018 Adjusted EBITDA* by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Operating Segment Canada 55% United States 20% Poland 24% Ships & Other 1% CRA 22% CSA 7% CAL 3% CDR 23% CBS 0% CMR 0% CTL 10% CRC 10% CPL 24% SCCL 0% Ships & Other 1% Adjusted EDITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 7

Net Operating Revenue per Quarter (in USD) 29.1 30.4 33.2 36.4 40.6 Q1 31.6 37.9 35.2 37.3 Q2 28.1 33.5 34.5 41.0 Q3 31.3 31.9 36.3 39.3 Q4 0 5 10 15 20 25 30 35 40 45 2014 2015 2016 2017 2018 Century Casinos 8

Balance Sheet(Selected Information in USD) In millions (except BVPS) March 31, 2018 December 31, 2017 Change Total Assets 271.8 274.9 (1%) Book Value per Share* 6.10 6.13 (1%) Net Debt** (11.8) (17.7) (34%) *Book Value per Share is defined as total Century Casinos, Inc. shareholders’ equity divided by outstanding common shares. **Net Debt is calculated as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is a non-GAAP financial measure. See Appendix A. Debt as of March 31, 2018 includes $35.9 million related to our Bank of Montreal credit agreement, $2.8 million related to SCCL, $15.1 million related to Century Downs Racetrack and Casino’s long-term land lease and $0.4 million related to various capital lease agreements. Century Casinos 9

Income Statement (Selected Information in USD) In millions (except EPS) Q1 2018 Q1 2017 Change Net Operating Revenue 40.6 36.4 12% Earnings from Operations 3.3 4.5 (28%) Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.9 2.2 (57%) Adjusted EBITDA*6.6 6.7 (2%) Basic Earnings per Share 0.03 0.09 (67%) Diluted Earnings per Share 0.03 0.09 (67%) *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 10

Constant Currency Results (in USD) In millions Q1 2018 Q1 2017 Change Net Operating Revenue as reported (GAAP)40.6 36.4 12% Foreign currency impact vs. 2017 (3.5) Net Operating Revenue constant currency (non-GAAP)* 37.2 36.4 2% Earnings from Operations as reported (GAAP) 3.3 4.5 (28%) Foreign currency impact vs. 2017 (0.3) Earnings from Operations constant currency (non-GAAP)* 3.0 4.5 (34%) *Net Operating Revenue and Earnings from Operations on a constant currency basis are non-GAAP financial measures. See Appendix A. Century Casinos 11

Constant Currency Results (in USD) * In millions Q1 2018 Q1 2017 Change Net Earnings Attributable to Century Casinos, Inc. Shareholders as reported (GAAP) 0.9 2.2 (57%) Foreign currency impact vs. 2017 (0.3) Net Earnings Attributable to Century Casinos, Inc. Shareholders constant currency (non-GAAP)* 0.6 2.2 (71%) Net Earnings Attributable to Century Casinos, Inc. Shareholders on a constant currency basis is a non-GAAP financial measure. Gains and losses on foreign currency transactions are added back to net earnings in the Company’s Adjusted EBITDA calculation. As such, there is no foreign currency impact to Adjusted EBITDA when calculating Constant Currency results. See Appendix A. Century Casinos 12

Debt to Adjusted EBITDA* (in USD) As of March 31, 2018 and December 31, 2010-2017 1.7x 2010 0.8x 2011 0.3x 2012 2.7x 2013 3.0x 2014 1.6x 2015 2.2x 2016 2.2x 2017 2.1x 2018 0x 1x 2x 3x 4x *Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA by the principal amount of outstanding debt. Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 13

Q1 Highlights – CANADA
(Selected Information in CAD)

In millions	Q1 2018	Q1 2017	Change
Net Operating Revenue	18.6	17.4	7%
Operating Costs and Expenses	14.1	13.4	5%
Earnings from Operations	4.5	4.0	12%
Net Earnings Attributable to Century Casinos, Inc. Shareholders	2.1	2.0	5%
Adjusted EBITDA*	6.0	5.1	16%
Adjusted EBITDA Margin*	32%	29%	
Slot Hold Percentage	8%	8%	
Table Hold Percentage	17%	16%	

Highlights from casino properties within the Company's Canada segment are presented below. In addition, the Company operates the Southern Alberta pari-mutuel off-track betting network through Century Bets! Inc. Earnings from operations at Century Bets! Inc. remained constant in Q1 2018 compared to Q1 2017. The Company began construction of the Century Mile project in July 2017 and had operating expenses for the project of CAD 0.4 million in Q1 2018.

Slot hold percentage and table hold percentage represent the percentage of dollars bet that the Company retained.

*Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

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Q1 Highlights –CANADA (Selected Information in CAD) In millions Q1 2018 Q1 2017 Change Net Operating Revenue 6.7 6.7 1% Operating Costs and Expenses 4.7 4.8 (3%) Earnings from Operations 2.0 1.9 10% Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.3 1.2 8% Adjusted EBITDA*2.3 2.1 9% Adjusted EBITDA Margin*35%32% CENTURY RESORTS ALBERTA As of March 31 2018, the facility had 800 slot machines, 35 table games and 27 VLTs Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 15

Q1 Highlights –CANADA (Selected Information in CAD). In millions Q1 2018 Q1 2017 Change Net Operating Revenue 2.7 2.6 3% Operating Costs and Expenses 2.1 2.1 1% Earnings from Operations 0.6 0.6 11% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.2 0.1 160% Adjusted EBITDA*0.7 0.7 6% Adjusted EBITDA Margin*26%26% CENTURY CASINO ST. ALBERT As of March 31, 2018, the facility had 407 slot machines, 11 table games and 21 VLTs. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 16

Q1 Highlights –CANADA (Selected Information in CAD). In millions Q1 2018 Q1 2017 Change Net Operating Revenue 2.8 2.5 11% Operating Costs and Expenses 2.6 2.5 4% Earnings from Operations 0.2 0.0 1120% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.1 0.0 395% Adjusted EBITDA*0.4 0.2 64% Adjusted EBITDA Margin*13%9% CENTURY CASINO CALGARY As of March 31, 2018, the facility had 504 slot machines, 16 table games and 25VLTs. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 17

Q1 Highlights –CANADA (Selected Information in CAD) In millions Q1 2018 Q1 2017 Change Net Operating Revenue 5.6 4.8 17% Operating Costs and Expenses 3.6 3.2 12% Earnings from Operations 2.0 1.6 27% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.8 0.6 30% Adjusted EBITDA*2.5 2.1 22% Adjusted EBITDA Margin*45%43% CENTURY DOWNS RACETRACK AND CASINO As of March 31, 2018, the facility had 590 slot machines and 10VLTs. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 18

Q1 Highlights –UNITED STATES (Selected Information in USD) In millions Q1 2018 Q1 2017 Change Net Operating Revenue 7.7 7.5 3% Operating Costs and Expenses 6.5 6.3 3% Earnings from Operations 1.2 1.2 1% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.9 0.7 22% Adjusted EBITDA*1.7 1.8 (3%) Adjusted EBITDA Margin*22%24% Slot Hold Percentage 7% 7% Table Hold Percentage 23% 22% Highlights from casino properties within the Company’s United States segment are presented below. Slot hold percentage and table hold percentage represent the percentage of dollars bet that the Company retained. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 19

Q1 Highlights –UNITED STATES (Selected Information in USD). In millions Q1 2018 Q1 2017 Change Net Operating Revenue 4.6 4.6 0% Operating Costs and Expenses 4.0 3.9 4% Earnings from Operations 0.6 0.7 (18%) Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.4 0.4 (1%) Adjusted EBITDA*0.9 1.0 (13%) Adjusted EBITDA Margin*20%23% CENTRAL CITY As of March 31, 2018, the facility had 494 slot machines and 7 table games.*Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 20

Q1 Highlights –UNITED STATES (Selected Information in USD) . In millions Q1 2018 Q1 2017 Change Net Operating Revenue 3.1 2.9 6% Operating Costs and Expenses 2.5 2.5 2% Earnings from Operations 0.6 0.4 31% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.4 0.3 60% Adjusted EBITDA*0.8 0.7 12% Adjusted EBITDA Margin* 26% 25% CRIPPLE CREEK As of March 31, 2018, the facility had 443 slot machines and 6 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 21

Q1 Highlights –POLAND (Selected Information in PLN) In millions Q1 2018 Q1 2017 Change Net Operating Revenue 59.1 59.0 0% Operating Costs and Expenses 55.6 51.7 8% Earnings from Operations 3.5 7.3 (52%) Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.6 4.0 (59%) Adjusted EBITDA* 7.2 9.6 (26%) Adjusted EBITDA Margin* 12% 16% Slot Hold Percentage 4% 4% Table Hold Percentage 21% 18% As of March 31, 2018, Casinos Poland had 234 slot machines and 63 table games Slot hold percentage and table hold percentage represent the percentage of dollars bet that the Company retained. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 22

Q1 Highlights –CORPORATE AND OTHER(Selected Information in USD) In millions Q1 2018 Q1 2017 Change Net Operating Revenue 0.9 1.2 (28%) Operating Costs and Expenses 3.4 2.7 24% Earnings from Operations (2.5) (1.5) (64%) Net Earnings Attributable to Century Casinos, Inc. Shareholders (2.5) (1.1) (126%) Adjusted EBITDA* (2.0) (1.3) (49%) Adjusted EBITDA Margin* N/A N/A Slot Hold Percentage 7% 8% Table Hold Percentage 14% 25% The Corporate and Other segment includes Cruise Ships and Other and Corporate Other reportable segments. Highlights from Cruise Ships and Other within the Company’s Corporate and Other segment are presented below. Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate payroll, amortization of stock-based compensation and other expenses not directly related to any of our individual properties. Corporate Other losses from operations increased by $0.4 million, or 26%, in Q1 2018 compared to Q1 2017 primarily related to increased payroll costs and general and administrative expenses. .The Company had $0.4 million in operating expenses related to the SCCL project in Q1 2018. Slot hold percentage and table hold percentage represent the percentage of dollars bet that the Company retained. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 23

Q1 Highlights –CORPORATE AND OTHER (Selected Information in USD) In millions Q1 2018 Q1 2017 Change Net Operating Revenue 0.9 1.2 (28%) Operating Costs and Expenses 0.8 0.9 (7%) Earnings from Operations—0.3 (100%) Net Earnings Attributable to Century Casinos, Inc. Shareholders—0.3 (100%) Adjusted EBITDA*0.1 0.4 (72%) Adjusted EBITDA Margin*12% 31% CRUISE SHIPS AND OTHER As of March 31, 2018, Cruise Ships and Other had 236 slot machines and 43 table games onboard 14 cruise ships. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 24

Q1 Highlights –ADDITIONAL PROJECTS UNDER DEVELOPMENT Saw Close Casino Ltd. In June 2017, the Company acquired 100% of the outstanding common stock and the casino licenses held by Saw Close Casino Ltd. (“SCCL”). The Company is using the casino licenses to develop and operate a casino in Bath, England. The Company estimates that the project will cost approximately $8.0 million and plans to open the  casino on May 12, 2018. Century Mile In September 2016, the Company was selected as the successful applicant by Horse Racing Alberta to own, build and operate a horse racing facility in the Edmonton market area, which the Company will operate as Century Mile Racetrack and Casino. Century Mile will be a one-mile horse racetrack and multi-level racing and entertainment center. The project is located on Edmonton International Airport land close to the city of Leduc, south of Edmonton and positioned off Queen Elizabeth II highway. The Company estimates that the project will cost approximately $46.5 million. Construction of the Century Mile project began in July 2017. The Company estimates that construction of the project will be completed in early 2019. The Company will use $25.0 million of the $34.4 million received from its November 2017 common stock offering for the Century Mile project and will finance the rest of the project through its credit agreement with Bank of Montreal (“BMO”). On May 4, 2018, BMO approved a CAD 35.0 million ($27.1 million based on the exchange rate in effect on March 31, 2018) increase in the borrowing capacity on the BMO credit agreement. The Company expects the amendment to the credit agreement to be finalized in the second quarter of 2018. Century Casinos 25

Q1 Highlights –ADDITIONAL PROJECTS UNDER DEVELOPMENT Bermuda In August 2017, the Company announced that, together with Hamilton Properties Limited, it had submitted a license application for a casino to the Bermudan government for a casino at the Hamilton Princess Hotel & Beach Club in Hamilton, Bermuda. The Company’s subsidiary, Century Resorts Management GmbH (“CRM”), entered into a long-term management agreement with Hamilton Properties Limited pursuant to which the Company will assist with the license application and manage the operations of the casino for which it will receive a management fee, should the license be awarded. In September 2017, the Bermuda Casino Gaming Commission granted a provisional casino gaming license, which is subject to certain conditions and approvals including the adoption of certain rules and regulations by the Bermudan government. Vietnam On April 24, 2018, the Company announced that its subsidiary, CRM, acquired 51% of the outstanding common stock of Golden Hospitality Limited (“Golden”), a Hong Kong company. Golden entered into agreements with Minh Chau Ltd. (“Minh Chau”), the owner of a small hotel and international entertainment and gaming club in Vietnam to manage the hotel and international entertainment and gaming club as well as acquire a minority share in Minh Chau. The agreement with Minh Chau also enables Golden to acquire a minimum 51% ownership interest in Minh Chau over the next three years. Century Casinos 26

Appendix A –ABBREVIATIONS OF CENTURY CASINOS, INC. SUBSIDIARIES AND CERTAIN OPERATING SEGMENTS Subsidiary Abbreviation Century Casino & Hotel -Edmonton CRA Century Casino Calgary CAL Century Downs Racetrack and Casino CDR Century Bets! CBS Century Mile Racetrack and Casino CMR Century Casino & Hotel –Central City CTL Century Casino &Hotel –Cripple Creek CRC Saw Close Casino Ltd. SCCL Operating Segment Abbreviation Cruise Ships& Other Ships & Other Corporate Other N/A Century Casinos 27

Appendix A –NON-GAAP FINANCIAL MEASURES The Company supplements its condensed consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. Adjusted EBITDA Adjusted EBITDA margin Constant currency results Net Debt Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance. The adjustments made to U.S. GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures. Century Casinos 28

Appendix A –NON-GAAP FINANCIAL MEASURES The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation, amortization, non-controlling interests (earnings) losses and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions and other, gain on business combination and certain other one-time items. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) and Adjusted EBITDA reported for each segment and property. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under US GAAP. Adjusted EBITDA is not considered a measure of performance recognized under US GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue, and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations. Century Casinos 29

Appendix A –NON-GAAP FINANCIAL MEASURES The impact of foreign exchange rates is highly variable and difficult to predict. The Company uses a Constant Currency basis to show the impact from foreign exchange rates on current period revenue compared to prior period revenue using the prior period’s foreign exchange rates. In order to properly understand the underlying business trends and performance of the Company’s ongoing operations, management believes that investors may find it useful to consider the impact of excluding changes in foreign exchange rates from the Company’s net operating revenue, net earnings (loss) attributable to Century Casinos, Inc. shareholders and Adjusted EBITDA. The Company defines Net Debt as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is not considered a liquidity measure recognized under US GAAP. Management believes that Net Debt is a valuable measure of our overall financial situation. Net Debt provides investors with an indication of our ability to pay off all of our long-term debt if it became due simultaneously. Century Casinos 30

Appendix A –NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) -CANADA For the three months ended March 31, 2018in CAD CRA CSA CAL CDR CBS CMR Total Canada Net Operating Revenue $6,743 $2,731 $2,792 $5,575 $727 $ — $18,568 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 1,339 239 104 836 13 (407) 2,124 Interest expense (income), net 235 290 1 652 — 10 1,188 Income taxes (benefit) 342 89 40 349 5 (151) 674 Depreciation and amortization 301 92 191 514 — 6 1,104 Non-controlling interests — — — 160 3 — 163 (Gain) loss on foreign currency transactions, cost recovery income and other 129 4 38 (1) (1) 180 349 (Gain) loss on disposition of fixed assets — 2 1 — — — 3 Preopening expenses — — — — — 362 362 Adjusted EBITDA $2,346 $716 $375 $2,510 $20 $ — $5,967 Adjusted EBITDA Margin 35% 26% 13% 45% 3% N/A 32% Century Casinos 31

Appendix A –NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) –CANADA continued For the three months ended March 31, 2017 in CAD CRA CSA CAL CDR CBS CMR Total Canada Net Operating Revenue $6,697 $2,647 $2,513 $4,765 $796 $— $17,418 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 1,238 92 21 645 7 — 2,003 Interest expense (income), net 200 426 — 591 — — 1,217 Income taxes (benefit) 442 42 7 217 3 — 711 Depreciation and amortization 290 78 214 481 — — 1,063 Non-controlling interests — — — 124 2 — 126 (Gain) loss on foreign currency transactions, cost recovery income and other (26) 2 (13) (2) 12 — (27) (Gain) loss on disposition of fixed assets 2 — — — — — 2 Acquisition costs — 37 — — — — 37 Adjusted EBITDA $2,146 $677 $229 $2,056 $24 $ — $5,132 Adjusted EBITDA Margin 32% 26% 9% 43% 3% N/A 29% Century Casinos 32

Appendix A –NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) –UNITED STATES For the three months ended March 31, 2018 For the three months ended March 31, 2017 in USD Central City Cripple Creek Total United States Net Operating Revenue $4,614 $3,092 $7,706 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 435 438 873 Income taxes (benefit) 150 151 301 Depreciation and amortization 318 223 541 (Gain) loss on disposition of fixed assets — 3 3 Adjusted EBITDA $903 $815 $1,718 Adjusted EBITDA Margin 20% 26% 22% in USD Central City Cripple Creek Total United States Net Operating Revenue $4,595 $2,905 $7,500 $Net earnings (loss) attributable to Century Casinos, Inc. shareholders 440 276 716 Income taxes (benefit) 270 172 442 Depreciation and amortization 331 279 610 Adjusted EBITDA $1,041 $727 $1,768 Adjusted EBITDA Margin 23% 25% 24% Century Casinos 33

Appendix A –NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) –POLAND For the three months ended March 31, in PLN 2018 2017 Net Operating Revenue 59,103 PLN 58,956 PLN Net earnings (loss) attributable to Century Casinos, Inc. shareholders 1,637 3,998 Interest expense (income), net 233 (49) Income taxes (benefit) 1,103 1,674 Depreciation and amortization 2,210 2,320 Non-controlling interests 811 2,000 (Gain) loss on foreign currency transactions and other (308) (330) (Gain) loss on disposition of fixed assets 89 1 Preopening expenses 1,377 — Adjusted EBITDA 7,152 PLN 9,614 PLN Adjusted EBITDA Margin 12% 16% Century Casinos 34

Appendix A –NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) –CORPORATE AND OTHER For the three months ended March 31, 2018 For the three months ended March 31, 2017in USD Cruise Ships and Other Saw Close Casino Corporate Other Total Corporate Other Net Operating Revenue $860 — — $860 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 37 (406) (2,131) (2,500) Interest expense (income), net — 15 (14) 1 Income taxes (benefit) (1) (46) (131) (178) Depreciation and amortization 66 — 23 89 Non-cash stock-based compensation — — 115 115 (Gain) loss on foreign currency transactions and other — 112 70 182 (Gain) loss on disposition of fixed assets — — 22 Preopening expenses — 325 — 325 Adjusted EBITDA $102 — ($2,066) ($1,964) Adjusted EBITDA Margin 12% N/A N/A N/A in USD Cruise Ships and Other Saw Close Casino Corporate Other Total Corporate Other Net Operating Revenue $1,192 — — $1,192 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 267 — (1,375) (1,108) Interest expense (income), net — — (4) (4) Income taxes (benefit) 37 — (445) (408) Depreciation and amortization 60 —389 8 Non-cash stock-based compensation — — 103 103 (Gain) loss on foreign currency transactions and other — — (1) (1) (Gain) loss on disposition of fixed assets — — 33 Adjusted EBITDA $364 — ($1,681) ($1,317) Adjusted EBITDA Margin 31% N/A N/A N/A Century Casinos 35

Appendix A –NON-GAAP FINANCIAL MEASURES Reconciliation of Net Debt (in thousands) March 31, 2018 December 31, 2017 Amounts in thousands Total long-term debt, including current portion $53,969 $56,713 Deferred financing costs 220 258 Total principal $54,189 $56,971 Less: cash and cash equivalents $65,939 $74,677 Net Debt$(11,750)$(17,706) Century Casinos 36